UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 1, 2007

MERGE TECHNOLOGIES INCORPORATED
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	0-29486	39-1600938
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6737 W. Washington Street, Milwaukee, Wisconsin		53214-5650
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(414) 977-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On November 1, 2007, Merge Technologies Incorporated (the "Registrant") announced that it received a written notification from the NASDAQ Listing Qualifications Panel stating that the panel determined to continue the listing of the Registrant’s common stock on The Nasdaq Stock Market subject to the Registrant’s filing its Form 10-Q for the quarter ended June 30, 2007 by no later than January 29, 2008. A copy of the Registrant’s press release with respect to this matter is attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. 99.1 Press Release of the Registrant dated November 1, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERGE TECHNOLOGIES INCORPORATED

November 1, 2007	By:	Kenneth D. Rardin

Name: Kenneth D. Rardin
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of the Registrant dated November 1, 2007.